                                                                   EXHIBIT 10.57


                        LICENSE AND PURCHASE AGREEMENT
                        ------------------------------

          This Agreement made and entered into this 27th day of July, 1998 by and between The Whitaker Corporation, a Delaware corporation and a wholly owned subsidiary of AMP Incorporated ("Licensee") and Vertel Corporation, a California corporation ("Licensor").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Licensor has designed and developed and is the owner of various CDPD technology together with certain trade secrets, copyrights, know-how and other information related thereto; and

          WHEREAS, Licensee desires to purchase certain assets related to such CDPD technology described as Purchased Technology hereinafter and to obtain a non-exclusive license in and to other assets of such technology and related information (described as Background Technology hereinafter) and to obtain a non-exclusive sublicense in and to the _________ as described hereinafter), and Licensor is willing to sell the Purchased Technology and to grant such licenses, subject to the terms and conditions contained herein;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.0  Definitions
               -----------

               When used herein, the following terms shall have the following meanings:

               1.1  "AMP" shall mean AMP Incorporated.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               1.2 "Background Technology" shall mean the software programs listed below and all related documentation and any and all proprietary data, trade secrets, patents or patent rights, copyrights, whether registered or unregistered, trademarks or service marks, whether registered or unregistered, information, inventions, know-how, designs, products, processes, methods, discoveries and other intellectual property relating thereto, as they exist as of the date of this Agreement, which were designed and developed and are owned by Licensor or designed and developed by third parties working under contract for Licensor and legally or contractually obligated to assign all rights therein to Licensor, in source code or binary format as follows:

Part Number         Description                 Version            Code Type
-----------         -----------                 -------            ---------
S-3800085-00-D      TMN C                        2.1.2              Binary
                    Object Compiler

3800276-00-G        TMN Agent                    3.0, includes      Source
                    ToolKit (Source)             NMG 20

S-3800193-00-B      UTS Netlink                  3.1                Source
                    for Solaris


               1.3 ______ shall mean the software known as _____ which is owned by _________

               1.4 "Derivative Works" shall have the meaning ascribed to such term in the U.S. Copyright Act, 17 U.S.C..

               1.5 "Licensed Technology" shall mean the Background Technology and the __________

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               1.6 "Purchased Technology" shall mean the software programs listed below and all related documentation and any and all proprietary data, trade secrets, patents or patent rights, copyrights, whether registered or unregistered, trademarks or service marks, whether registered or unregistered, information, inventions, know-how, designs, products, processes, methods, discoveries and any other intellectual property relating thereto , as they exist as of the date of this Agreement, which were designed and developed and are owned by Licensor or designed and developed by third parties working under contract for Licensor and which third parties were legally or contractually obligated to assign all rights therein to Licensor, all in source code format as further defined in documents identified as PIA-96:112 dated March 11, 1996, as follows, but excluding any Background Technology embedded therein:

                    1.6.1   CDPD MD-IS Product.

                    1.6.2   CDPD Network Management System product.

                    1.6.3   CDPD Customer Activation System product.

                    1.6.4   CDPD Accounting Server product.

                    1.6.5   pACT PD-IS Intermediate System product.

                    1.6.6   pACT Customer Activation System product.

                    1.6.7   Configuration Management Tool.

               1.7 The "Products" shall mean all products which utilize or are based upon the Purchased Technology.


               1.8 "Reseller Agreements" shall mean the following third party reseller software agreements:

               1.8.1 Agreement between Licensor and ____________________ dated August 22, 1995, as amended.

               1.8.2 Agreement between Licensor and ____________________ dated June 8, 1994.

               1.8.3 Agreement between Licensor and ____________________ dated June 30, 1995.

          1.9 __________ Agreements shall mean reseller software agreements between Licensor and third parties who themselves are resellers of the following products of ___________________ Corporation.


                 ___________________________

                 ___________________________

                 ___________________________

                 ___________________________

                 ___________________________

                 ___________________________


     2.0  Purchase and Grant of License
          -----------------------------

          2.1 Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, an unrestricted, non-exclusive, irrevocable, fully paid up, perpetual, royalty free worldwide license (a) under the Background Technology to make, have made, market, use, reproduce, and sell the Products either standalone or as part of other products, (b) to use, reproduce, and sublicense the Background Technology in the areas of CDPD or pACT technology, and (c) to improve, make Derivative Works of, enhance, modify or otherwise revise the Background Technology in the areas of CDPD or pACT technology (collectively "Enchancements") and to use, reproduce, sublicense

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

such Enhancements and to make, have made, market, use, reproduce, and sell products which use or incorporate such Enhancements. Neither party hereto shall be obligated to share with the other any Enhancements which it makes to the Background Technology, unless the parties so agree in a separate written agreement; provided, however, that if Licensor makes or releases any Enhancements within six (6) months after the date hereof, Licensor shall provide such Enhancements to Licensee at no additional charge in the format of code specified in Section 1.2 hereof. Licensor shall provide support for the Background Technology to Licensee pursuant to a certain support agreement between the parties of even date herewith (the "Support Agreement").

          2.2 Licensor shall, simultaneously with the execution hereof and pursuant to a mutually agreeable assignment agreement, assign to Licensee the Reseller Agreements. Licensee shall assume no liability of Licensor under the Reseller Agreements.

          2.3 Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, an unrestricted (except for the fact that all copyright legends included on the _______________ are to be maintained thereon), non-exclusive, irrevocable, fully paid up, perpetual, royalty free worldwide sublicense (a) under the ________ ______________ to make, have made, market, use, reproduce and sell the Products either standalone or as part of other products, (b) to use, reproduce, further sublicense and sell the __________________ in the areas of CDPD or pACT technology, and (c) to improve, make Derivative Works of, enhance, modify or otherwise revise the _______________________ the areas of CDPD or pACT technology (collectively
_________________ and to use, reproduce,

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

sublicense such __________________________ and to make, have made, market, use, reproduce and sell products which use or incorporate such _______________ Neither party hereto shall be obligated to share with the other, or with __________________________ any __________________________ which it makes to the
_____________________ unless the parties so agree in a separate written agreement.

          2.4 Licensor shall use its best efforts to assist Licensee in entering into reseller agreements with third party resellers which are counterparts of the _____ ____________________ Agreements.

          2.5 Licensor hereby sells, assigns, and conveys to Licensee all right, title and interest in and to the Purchased Technology, and agrees to execute simultaneously with the execution of this Agreement a mutually acceptable assignment document evidencing the assignment, transfer, grant and conveyance to Licensee of the Purchased Technology.

          3.0  Consideration
               -------------

               As the sole consideration for the purchases, licenses, assignments and other transactions described in Section 2.0 hereof, Licensee shall pay to Licensor the sum of $2,500,000 as follows, all by wire transfer within five (5) business days after the designated dates:

               3.1  $750,000 simultaneously with the execution hereof.

               3.2 $750,000 on the delivery of the code under Section 6.0 hereof and the delivery of notice to such effect by Licensor to Licensee.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   3.3 $1,000,000 upon the later to occur of (a) six (6) months after the date hereof, or (b) the consummation of all transactions described herein, including, without limitation, the obtaining by Licensee of the reseller agreements described in Section 2.4 hereof (it being understood that Licensee shall provide reasonable cooperation in connection therewith); and the delivery of notice to such effect by Licensor to Licensee.

          4.0      AMP
                   ---

                   Licensee is entering into this Agreement on behalf of AMP. AMP, together with its divisions, subsidiaries, joint ventures, affiliates and other related entities, shall at all times have the full right, power and authority to exercise on its and their own behalf all license, sublicense and other rights granted to Licensee hereunder. Each use of the word "Licensee" in this Agreement shall be deemed to include AMP and its divisions, subsidiaries, joint ventures, affiliates and other related entities.

          5.0      Other Agreement
                   ---------------

                   M/A-COM, a Division of AMP and Licensor have on even date herewith entered into a certain Agreement (the "Other Agreement"). Even if the Other Agreement by its terms or otherwise at any time becomes null and void, there shall be no effect upon this Agreement and this Agreement shall remain in full force and effect.

          6.0      Delivery
                   --------

                   No later than thirty (30) days after the date hereof, Licensor shall deliver to Licensee two (2) full copies of the source code, including all relevant documentation, for the Purchased Technology, the source code for the _________ and the format of code specified in Section 1.2 hereof for the Background Technology.

          7.0      Technical Assistance
                   --------------------

                   Licensor shall provide Licensee with one hundred sixty (160) of technical assistance regarding use of the Licensed Technology at no additional charge. Licensee shall have the right to purchase additional technical assistance from Licensor at the rate of ____________ for a period of six (6) months after the date hereof. Licensee shall have the right to make employment offers to and hire employees of Licensor who were previously involved in the development and/or maintenance of the Purchased Technology.

          8.0      Ownership
                   ---------

                   8.1 Licensee shall at all times own the entire right, title and interest in and to any Derivative Works made by Licensee and has the right under Article 2 above to make such Derivative Works without any claim by Licensor of infringement of any underlying work from which the Derivative Works are derived.

                   8.2 Licensor shall at all times own the entire right, title and interest in and to the Background Technology. Licensee shall at all times as of the date set forth in the first paragraph of this Agreement own the entire right, title and interest in and to the Purchased Technology.

                   8.3 In the event the __________ Agreement (as defined in the Other Agreement) is not assigned by Licensor to M/A-COM, a Division of AMP in accordance with the Other Agreement, Licensor shall retain the limited right to use the Purchased

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Technology and the Licensed Technology to meet obligations previously agreed to by Licensor under the ___________ Agreement including the release of source code thereunder specifically for the use described thereunder, and which limited right shall last only for the period of time until such obligations to _________ are fulfilled.

                   8.4 Licensor shall have the right to use the Purchased Technology to meet its obligations under the Support Agreement.

          9.0      Technology
                   ----------

                   9.1 Licensor represents and warrants that the Purchased Technology and the Licensed Technology represent, include and constitute all of the technology of any nature whatsoever now or previously utilized by Licensor in the conduct and operation of Licensor's line of business being assigned to M/A-COM, a Division of AMP pursuant to the Other Agreement.

                   9.2 In the event Licensor at any time becomes party to any proceeding under the U.S. Bankruptcy Code, Licensee shall retain all its license rights hereunder pursuant to (S)365 of the U.S. Bankruptcy Code.

          10.0     Representations and Warranties
                   ------------------------------

                   Licensor represents and warrants as follows:

                   10.1 The license and other rights granted to Licensee under this Agreement do not require the consent of any person or entity other than Licensor. The Purchased Technology and the Background Technology are owned exclusively by the Licensor, are freely transferrable by Licensor and are free and clear of any Liens (as defined in the Other Agreement).

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   10.2 Except as set forth in Exhibit A attached hereto, no third party or entity has an interest in or right or license to use, or the right to license any other person or entity to use, any of the Purchased Technology.

                   10.3 There are no claims or demands of any third party or entity pertaining to the Purchased Technology or the Background Technology and no proceedings have been instituted, or are pending or, to the knowledge of the Licensor, are threatened, which challenge Licensor's rights in respect thereof or with respect to the ___________, the Reseller Agreements or the ___________ Agreements.

                   10.4 To Licensor's knowledge, none of the Purchased Technology or the Background Technology is being infringed by another person or entity or is subject to any outstanding order, decree, ruling, charge, injunction, judgment or stipulation.

                   10.5 No Claim (as defined in the Other Agreement) has been made or has been threatened with respect to the Purchased Technology or the Background Technology charging the Licensor with infringement of any third party intellectual property.

                   10.6 Licensor has the full, complete and unrestricted right, power and authority to sublicense the _____________ to Licensee as set forth in
Section 2.3 of this Agreement.

                   10.7 Licensor has good and marketable title to the Purchased Technology, free and clear of all Liens (as defined in the Other Agreement) and the sale and delivery of the Purchased Technology to Licensee pursuant hereto shall vest in

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Licensee good and marketable title thereto, free and clear of any and all Liens (as defined in the Other Agreement).

                   10.8 Neither the Licensor nor any other person or entity is in default under the Reseller Agreements or the ____________ Agreements.

                   10.9 Licensor has the full, complete and unrestricted right, power and authority to assign the Reseller Agreements to Licensee as set forth in Section 2.2 of this Agreement.

          11.0     Infringement
                   ------------

                   11.1 Licensor shall defend, indemnify and hold harmless Licensee from and against any Claim (as defined in the Other Agreement) that Licensee's use of the Purchased Technology or the Background Technology hereafter or hereunder infringes any patent of a country covered by the scope of the _____________ Agreement (as defined in the Other Agreement) or the _________ Agreement. (as defined in the Other Agreement), copyright, trade secret or other proprietary rights of any third party, provided that Licensor's liability under this Section 11.1 shall not exceed an amount equal to two (2) times paid by Licensee to Licensor under this Agreement.

                   11.2 Each party shall promptly notify the other party in writing of any infringement of the Background Technology as it relates to the Purchased Technology by a third party which it becomes aware of at any time. Licensor shall have a period of ninety (90) days from its awareness of such infringement or receipt of such notice to initiate legal proceedings against the alleged infringer or to provide notice to Licensee

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

that it will not initiate such proceedings. In the event Licensor does initiate such proceedings, they shall be subject to the following:

                            11.2.1 Licensor shall be responsible for the control
of such proceedings and shall pay all expenses incurred in connection therewith.

                            11.2.2 Licensee shall provide to Licensor reasonable
cooperation in initiating or carrying on such proceedings.

                            11.2.3 Any monetary recovery obtained by Licensor as
a result of such proceeding shall be retained by Licensor.

                   11.3 In the event Licensor does not commence a proceeding against, or otherwise stop, an alleged infringer in accordance with Section 11.2 hereof within the time period specified therein, Licensee shall have the option to commence such a proceeding on its own behalf in Licensor's name. All such proceedings brought by Licensee shall be subject to the following:

                            11.3.1 Licensee shall be responsible for the control
of such proceeding and shall pay all expenses incurred in connection therewith.

                            11.3.2 Licensor shall provide to Licensee reasonable
cooperation in initiating or carrying on such proceedings.

                            11.3.3 Any monetary recovery obtained by Licensee as
a result of such proceeding shall belong solely to Licensee.

          12.0     Damages
                   -------

                   Except with respect to Section 11.1 hereof, neither party shall have any liability to the other for consequential, indirect or special damages.

          13.0 Miscellaneous Provisions
               ------------------------

               13.1 The performance of each party hereunder shall be in compliance with all applicable foreign, federal, state and local laws, rules and regulations.

               13.2 Each party shall perform as an independent contractor hereunder and nothing contained herein shall be construed as giving rise to a joint venture; partnership or other form of business relationship.

               13.3 Neither party shall be liable to the other party for a delay in performance arising out of causes beyond such party's control, including, without limitation, strikes, riots, weather difficulties, fires and acts of God or government.

               13.4 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

               13.5 All notices given hereunder shall be in writing and shall be sent by certified mail, return receipt requested, addressed to the other party as follows, provided that either party may change such address by providing written notice thereof:

     If to Licensee:            The Whitaker Corporation
                                4550 New Linden Hill Road, Suite 450
                                Wilmington, Delaware 19808

                                Attn:  Director of Licensing

     with copies to:            M/ACOM, a Division of AMP Incorporated
                                1011 Pawtucket Blvd.
                                P.O. Box 3295
                                Lowell, MA 018533295

                                Attn:  Ms. Jean L. Ribeiro
                                       Contracts Manager

     If to Licensor:            Vertel Corporation
                                21300 Victory Blvd.
                                Suite 1200
                                Woodland Hills, CA 91367

                                Attn:  Mr. David Brock
                                       Director of Contracts

               13.6 The headings of this Agreement have been inserted for convenience of reference only and are to be of no force or effect in any interpretation or construction of this Agreement.

               13.7 In the event that any provision of this Agreement shall be held to be illegal or null and void by any court of competent jurisdiction, such determination shall not affect the remainder of this Agreement and it shall remain in full force and effect.

               13.8 Licensee shall have no responsibility for the payment of any taxes arising out of or in connection with this Agreement.

               13.9 The failure of either party at any time or times to require performance of any provision hereof shall not affect its right at a later time to enforce the same. No waiver by either party of the breach of any provision hereof shall be deemed to be a continuing or further waiver of any such breach. This Agreement may be assigned in whole or in part by Licensee.

               13.10 This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes, except for the Other Agreement, any and all prior or contemporaneous agreements and understandings in connection therewith. This Agreement may be amended, modified or revoked only by a written instrument executed by both parties hereto.

               13.11 This Agreement may be delivered by facsimile copies, and such facsimile copies shall be deemed to be executed originals for all purposes. This Agreement may be executed in a series of counterparts all of which, when taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto under seal in duplicate originals as of the date first written above.

THE WHITAKER CORPORATION                     VERTEL CORPORATION


By:  /s/ [SIGNATURE ILLEGIBLE]               By:  /s/ James Brill
   ------------------------------               ------------------------------
Title:   PRESIDENT                           Title:   V P
      ---------------------------                  ---------------------------

                                   AGREEMENT
                                   ---------


          Agreement dated as of July 27, 1998, by and between AMP Incorporated, acting through its M/A-COM Division, a Pennsylvania corporation ("Buyer") and Vertel Corporation, a California corporation ("Seller").

          This Agreement sets forth the terms and conditions upon which the Buyer will obtain from the Seller and the Seller will assign to the Buyer certain agreements of the Seller, subject to those liabilities of the Seller which are specifically hereinafter described, for the consideration provided herein.

          In consideration of the foregoing, the mutual representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                              1.0    DEFINITIONS
                                     -----------

          1.1  Definitions.  For the purposes of this Agreement, all capitalized
               -----------
words or expressions used in this Agreement shall have the meanings specified in this Section 1.0 (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          ______ means _________________________

       _________ Agreement" means a certain Reseller Agreement between Seller and ______ dated July 16, 1996, as amended September 16, 1997.

       _________ Backlog" means the unfilled balance of obligations against orders placed with Seller by ____ under the __________ Agreement

     "Agreement" means this Agreement and all Exhibits hereto.
      ---------

     "Assigned Agreements" means the ___________ Agreement, the _________
      -------------------
Agreement and the __________ Agreement.

     "Assigned Backlog" means the __________ Backlog, the _________ Backlog and
      ----------------
the ________ Backlog.

     "Assigned Items" means the Assigned Agreements and the Assigned Backlog.
      --------------

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     "Charter" means the Certificate of Incorporation, Articles of Incorporation
      -------
or Organization or other organizational document of a corporation, as amended and restated through the date hereof.

     "Claim" means an action, suit, proceeding, hearing, investigation,
      -----
litigation, charge, complaint, claim or demand.

     ______________ means ______________________.

     __________ Agreement" means a certain Agreement between __________ and Seller dated March 15, 1996, as amended March 16, 1998.

     __________ Backlog means the unfilled balance of obligations against orders placed with Seller by __________________ under the __________ Agreement.

     ______________________ Agreement means ______________________

     ______________________ Agreement means a certain Software License Agreement between ______________________ and Seller dated June 17, 1997.

     ___________ Backlog means the unfilled balance of obligations against orders placed with Seller by ______________________ under the __________ Agreement.

          "License Agreement" means a certain License and Purchase Agreement of
           -----------------
even date herewith between Seller and The Whitaker Corporation.

          "Lien" means, with respect to any asset, any mortgage, deed of trust,
           ----
pledge, hypothecation, assignment, security interest, lien, charge, restriction, adverse claim by a third party, title defect or encumbrance of any kind.

          "Person" means any individual, firm, partnership, association, trust,
           ------
corporation, limited liability company, governmental body or other entity.

          "Reseller Agreement" means a certain Reseller Agreement between Buyer
           ------------------
and Seller dated December 26, 1997.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             2.0   ASSIGNED ITEMS
                                   --------------

     2.1  _______   Simultaneously with the execution hereof, Seller shall
request ____________ consent to the assignment of the _________ Agreement and the ____________ Backlog together with the Software Maintenance Agreement dated July 1996 between Seller and ______, from Seller to Buyer, and the parties shall proceed as follows in connection therewith:

          2.1.1 Immediately upon the receipt of such consent in form and substance as set forth in Exhibit A attached hereto, (a) Seller shall execute in favor of Buyer an assignment of the ____________ Agreement, ____________ Backlog and such Software Maintenance Agreement in form and substance as set forth in Exhibit B attached hereto, such assignment to include all right, title and interest of Seller under the ____________ Agreement the ______________ Backlog and such Software Maintenance Agreement, except for amounts due from _______ to Seller for services performed or items delivered prior to the date of such assignment, and (b) Buyer shall execute in favor of Seller an assumption of the __________ Agreement, the _________ Backlog and such Software Maintenance Agreement in form and substance as set forth in Exhibit B, such assumption to include all obligations of Seller under the __________ Agreement the ________ Backlog and such Software Maintenance Agreement, except as set forth in Section
2.9 hereof.

          2.1.3 In the event such consent for all such items from ____________ is not received within ninety (90) days after the date hereof, this
Section 2.1 shall automatically be rendered null and void and of no further force or effect.


     2.2 ____________ Simultaneously with the execution hereof, Seller shall request consent to the assignment of the __________ Agreement, together with the associated Escrow Agreement, and the ____________ Backlog from Seller to Buyer, and the parties shall proceed as follows in connection therewith:

          2.2.1 Immediately upon the receipt of such consent in form and substance as set forth in Exhibit A, (a) Seller shall execute in favor of Buyer an assignment of the ______________ _____________ Agreement the __________
Backlog and such Escrow Agreement in form and substance as set forth in Exhibit B, such assignment to include all right, title and interest of Seller under the ____________ Agreement the ___________ Backlog and such Escrow Agreement, except for amounts due from ____________ to Seller for services performed or items delivered prior to the date of such assignment, and (b) Buyer shall execute in favor of Seller an assumption of the __________ Agreement the __________ Backlog and such Escrow Agreement in form and substance as set forth in Exhibit B, such assumption to include all obligations of Seller under the ___________ Agreement the _________ Backlog and such Escrow Agreement, except as set forth in Section
2.9 hereof.

          2.2.2 In the event such consent from ____________ is not received within ninety (90) days after the date hereof, this Section 2.2 shall automatically be rendered null and void and of no further force or effect.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2.2.3 In the event ____________ fails to provide such consent and instead invokes its right to receive source code under the __________ Agreement and such Escrow Agreement, (a) this Section 2.2 shall be null and void as described in Section 2.2.3 hereof, and (b) Seller shall have the entire right, title and interest in and to any amounts payable by ____________ under the __________ Agreement as a result of ____________ receipt of such source code, including, without limitation, any residual royalties.

     2.3 ____________ Prior to the execution hereof, Seller and Buyer have obtained ____________ consent to the assignment of the __________ Agreement and the __________ Backlog from Seller to Buyer in form and substance as set forth in Exhibit A-1 attached hereto. Immediately upon the execution of this Agreement, (a) Seller shall execute in favor of Buyer an assignment of the __________ Agreement and the __________ Backlog in form and substance as set forth in Exhibit B, such assignment to include all right, title and interest of Seller under the __________ Agreement and the ___________ Backlog except for amounts due from ____________ to Seller for services performed or items delivered prior to the date of such assignment, and (b) Buyer shall execute in favor of Seller an assumption of the __________ Agreement and the __________ Backlog in form and substance as set forth in Exhibit B, such assumption to include all obligations of Seller under the __________ Agreement and the __________ Backlog except as set forth in Section 2.9 hereof.

     2.4  Independent Obligations. The failure to obtain one of, but not
          -----------------------
both of, the desired consents from ____________ and ____________ shall not affect this Agreement, except with respect to the items for which consent was not obtained and with respect to the purchase price as described in Section 2.7 hereof.

     2.5  License Agreement. The parties acknowledge that on even date
          -----------------
herewith Seller has entered into the License Agreement. In the event this Agreement is rendered null and void due to the failure to obtain all of the required consents to the assignment to the Assigned Items, the License Agreement shall not be affected thereby and shall remain in full force and effect.

     2.6  Additional Conditions. In the event ____________ or ____________
          ---------------------
require Buyer to enter into additional agreements or to agree to additional conditions with respect to the assignment of any of the Assigned Items, Buyer shall in its sole discretion have the right to accept or reject such conditions and shall have no liability to Seller if such rejection causes ____________ or ____________ to refuse to provide the desired consent.

     2.7  Purchase Price. The purchase price for the Assigned Items shall be as
          --------------
follows:

          2.7.1 Within five (5) working days after the execution of the assignment of the __________ Agreement and the __________ Backlog from Seller to Buyer, Buyer shall pay Seller the sum of $1,000,000 by wire transfer; provided, however, that Buyer shall withhold ____________ of such amount until the earlier to occur of (a) Seller provides notice to Buyer from ____________ that all credits in favor of ____________ under Section 4.2 of the ____________ Agreement have been liquidated, or (b) February 28, 1999. In the event the assignment of the __________ Agreement and the __________

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Backlog does not occur and ____________ seeks to recover such credits from Buyer, Seller shall pay Buyer an amount not to exceed ____________ to cover such credits.

          2.7.2 The only consideration for the assignment of the ____________ Agreement said Software Maintenance Agreement, the ____________ Backlog the ____________ Agreement and the ____________ Backlog shall be the Buyer's assumption of Seller's obligations thereunder.

     2.8  Reseller Agreement. The parties hereby terminate and cancel in its
          ------------------
entirety and render null and void the Reseller Agreement.

     2.9  Existing Indemnities. Notwithstanding any provision of this
          --------------------
Agreement or of any assignment of the Assigned Agreements to Buyer, Seller shall remain fully responsible for, and shall indemnify Buyer against, any warranties or indemnifications regarding intellectual property rights or related matters contained in the Assigned Agreements. Such indemnification by Seller shall not be subject to the time limitations set forth in Section 6.1 hereof, and such indemnification shall be in an amount no greater than the larger of (a) the amount of the indemnification provided for in the applicable Assigned Agreement, or (b) (i) ____________ if the _____________________ Agreement and the
____________ Backlog are not assigned to Buyer, or (ii) ____________ if the
_________________ Agreement and the ____________ Backlog are assigned to Buyer.

               3.0  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                    --------------------------------------------

     The Seller hereby represents and warrants to Buyer as follows:

     3.1  Organization and Qualification. Seller is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of California. Seller has full power and authority to own, use and lease its properties and to conduct its business relating to or affecting the Assigned Items as currently conducted and as proposed to be conducted. The copies of the Seller's Charter and By-Laws, as amended to date, certified by its Secretary and delivered to Buyer's counsel prior to the date hereof, are true, complete and correct. The Seller is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property relating to or affecting the Assigned Items or maintains inventories or where the conduct of its business relating to or affecting the Assigned Items would require such qualification.

     3.2  Authority: No Violation. Seller has all requisite corporate power
          -----------------------
and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the License Agreement by the Seller has been duly and validly authorized and approved by all necessary corporate action. This Agreement and the License Agreement constitute the legal and binding obligation of the Seller, enforceable against it in accordance with its terms. To the best knowledge of Seller, the entering into of this Agreement and the License Agreement by the Seller does not, and the consummation by the Seller of the transactions contemplated hereby and thereby will not, violate the provisions of

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(a) any applicable federal, state, local or foreign laws, (b) the Seller's Charter or By-Laws, or (c) any provision of, or result in a default or acceleration of any obligation under, or result in any change in the rights or obligations of the Seller under, any Lien, contract, agreement, license, lease, instrument, indenture, order, arbitration award, judgment, or decree to which the Seller is a party or by which it is bound, or to which any property of the Seller is subject.

     3.3  Title, Sufficiency and Condition of Assets. The Seller has good
          ------------------------------------------
and marketable title to the Assigned Items, free and clear of all Liens, and free of any non-performance or Claims thereof, and the sale and delivery of the Assigned Items to Buyer pursuant hereto shall vest in Buyer good and marketable title thereto, free and clear of any and all Liens.

     3.4  Default.  Neither the Seller nor any other Person is in default
          -------
under any Assigned Item.

     3.5  Compliance with Laws. Seller has conducted and is conducting its
          --------------------
business in compliance with applicable federal, state, local or foreign laws, statutes, ordinances, regulations, rules or orders or other requirements of any governmental, regulatory or administrative agency or authority or court or other tribunal relating to it as it relates to or affects the Assigned Items.

     3.6  Litigation. There is no Claim pending or, to the knowledge of the
          ----------
Seller, threatened (or, to the knowledge of the Seller, any facts which could reasonably be expected to lead to such a Claim) by, against, affecting or regarding the Assigned Item before any federal, state, local or foreign court or any other governmental or administrative agency or tribunal or any arbitrator or arbitration panel, and there are no judgments, orders, rulings, charges, decrees, injunctions, notices of violation or other mandates against or affecting the Assigned Items.

     3.7  Assigned Backlog. The Assigned Backlog constitutes, represents and
          ----------------
includes, together with the Reseller Agreement, all of the backlog of Seller with respect to the Products (as defined in the License Agreement).

     3.8  Disclosure of Material Information. Neither this Agreement nor any
          ----------------------------------
document, certificate or instrument furnished in connection therewith contains, with respect to the Seller, any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

     3.9 ____________ Agreement The amount of credits in favor of ____________ under Section 4.2 of the _________________ Agreement does not exceed
____________


                4.0   REPRESENTATIONS AND WARRANTIES OF BUYER
                      ---------------------------------------

     Buyer hereby represents and warrants to the Seller as follows:

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          4.1 Organization and Qualification. Buyer is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with full power and authority to own, use or lease its properties and to conduct its business as such properties are owned, used or leased and as such business is conducted.

          4.2 Authority. Buyer has the requisite corporate power and authority
              ---------
to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized and approved by all necessary corporate action on the part of Buyer, and this Agreement constitutes the legal and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Assuming the accuracy of the representations and warranties of the Seller hereunder, the entering into of this Agreement by Buyer does not, and the consummation by Buyer of the transactions contemplated hereby will not, violate the provisions of (a) any applicable federal, state, local or foreign laws or any other state or jurisdiction in which Buyer does business, (b) the Charter or By-Laws of Buyer, or (c) any provision of, or result in a default or acceleration of any obligation under, or result in any change in the rights or obligations of Buyer under, any mortgage, Lien, lease, agreement, contract, instrument, order, arbitration award, judgment, or decree to which Buyer is a party or by which Buyer is bound, or to which any property of Buyer is subject.

          4.3 Disclosure of Material Information. Neither this Agreement nor any
              ----------------------------------
document, certificate or instrument furnished in connection therewith contains, with respect to Buyer, any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

                             5.0 OTHER CONDITIONS
                                 ----------------
          The Seller shall on the date hereof deliver to Buyer a certificate of the Secretary of Seller certifying the truth and correctness of resolutions of the Seller authorizing the entry by the Seller into this Agreement, the License Agreement and the transactions contemplated hereby and thereby.

                              6.0 INDEMNIFICATION
                                  ---------------
          6.1 Survival of Representations and Warranties. Each and every such
              ------------------------------------------
representation and warranty set forth in this Agreement, and the right to bring legal action with respect to its breach, shall survive until the third anniversary of the date hereof.

          6.2 Indemnification by the Seller. Seller shall defend and hold Buyer,
              -----------------------------
its officers, directors, employees, owners, agents and affiliates, harmless from and in respect of any and all losses, damages, costs and expenses (including, without limitation, interest and penalties, reasonable expenses of investigation and court costs, reasonable attorneys' fees and disbursements and the reasonable fees and disbursements of other professionals) which may be sustained or suffered by any of them (collectively "Losses"), arising out of, resulting from or pertaining to any breach or inaccuracy of any representation or warranty or the breach of or failure to perform any warranty, covenant, undertaking or other agreement of the Seller contained in this Agreement or any other document executed in connection herewith. Seller's indemnification under this Section 6.2 shall not exceed (a) __________ if the ___________ Agreement and the ________ Backlog are not assigned to Buyer, or (b) ____________ if the _____________ Agreement and the ___________ Backlog are assigned to Buyer.

          6.3 Indemnification by Buyer. Buyer shall indemnify, defend and hold
              ------------------------
Seller and its officers, directors, employees, consultants, owners, agents and affiliates, harmless from and in respect of any and all Losses which may be sustained or suffered by any of them arising out of or resulting from any breach or inaccuracy of any representation or warranty or the breach of or failure to perform any warranty, covenant, undertaking or other agreement of Buyer contained in this Agreement or any other document executed in connection herewith. Buyer's indemnification under this Section 6.3 shall not exceed (a) _________ if the __________ Agreement and the ________ Backlog are not assigned to Buyer, or (b) _________ if the _________ Agreement and the ____________
Backlog are assigned to Buyer.

          6.4 Notice and Opportunity to Defend. If there occurs an event which a
              --------------------------------
party asserts is an indemnifiable event pursuant to Section 6.2 or 6.3, the party seeking indemnification shall promptly notify the other parties obligated to provide indemnification (collectively, the "Indemnifying Party"). If such event involves (a) any Claim, or (b) the commencement of any action, suit or proceeding by a third person, the party seeking indemnification will give such Indemnifying Party prompt written notice of such Claim or the commencement of such action, suit or proceeding; provided, however, that the failure to provide
                                 --------  -------
prompt notice as provided herein will relieve the Indemnifying Party of its obligations hereunder only to the extent that such failure prejudices the Indemnifying Party hereunder. In case any such action, suit or proceeding shall be brought against any party seeking indemnification and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it desires to do so, to assume and control the defense thereof, with counsel reasonably satisfactory to such party seeking indemnification and, after notice from the Indemnifying Party to such party seeking indemnification of such election so to assume the defense thereof, the Indemnifying Party shall not be liable to the party seeking indemnification hereunder for any attorneys' fees or any other expenses, in each case subsequently incurred by such party, in connection with the defense of such action, suit or proceeding. The party seeking indemnification will cooperate fully with the Indemnifying Party and its counsel in the defense against any such action, suit or proceeding. In any event, the party seeking indemnification shall have the right to participate at its own expense in the defense of such action, suit or proceeding, provided the indemnifying party shall control such defense. In no event shall an Indemnifying Party be liable for any settlement or compromise effected without its prior consent.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             7.0     MISCELLANEOUS
                                     -------------
          7.1 Fees and Expenses. Each of the parties hereto will pay and
              -----------------
discharge its own expenses and fees in connection of with the negotiation of and entry into this Agreement and the consummation of the transactions contemplated hereby. Buyer shall have no responsibility for the payment of any taxes arising out of or in connection with this Agreement.

          7.2 Notices. All notices, requests, demands, consents and
              -------
communications necessary or required under this Agreement or any other document executed in connection herewith shall be made in the manner specified, or, if not specified, shall be sent by registered or certified mail, return receipt requested to:

          if to Buyer:

          AMP, Incorporated, acting through its M/A-COM Division
          1011 Pawtucket Boulevard
          P.O. Box 3295
          Lowell, MA 01853-3295

          Attention:    Ms. Jean L. Ribeiro
                        Contracts Manager
          Facsimile Transmission Number: 978-442-4988

          if to the Seller:

          Vertel Corporation
          21300 Victory Blvd.
          Suite 1200
          Woodland Hills, California 91367

          Attention:   David Brock, Director of Contracts
          Facsimile Transmission Number: 818-598-0047

          All such notices, requests, demands, consents and other communications shall be deemed to have been duly given or sent three (3) business days following the date on which mailed addressed as aforesaid.

          7.3 Successors and Assigns. All covenants and agreements set forth in
              ----------------------
this Agreement and made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors and assigns of such party, whether or not so expressed.

          7.4 Counterparts. This Agreement may be executed in any number of
              ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Agreement may be delivered by facsimile copies, and such facsimile copies shall be deemed to be executed originals for all purposes. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason in any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each of parties' rights and privileges shall be enforceable to the fullest extent permitted by law, and any such invalidity, illegality and unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7.5 Governing Law. This Agreement, including the validity hereof and
              -------------
the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed entirely in such state (without giving effect to the conflicts of laws provisions thereof).

          7.6 Entire Agreement. This Agreement is complete, and all promises,
              ----------------
representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by all the parties hereto, have been expressed herein. This Agreement may not be amended except by an instrument in writing signed on behalf of the Seller and the Buyer.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

AMP INCORPORATED, Acting
through its MIA-COM Division                     VERTEL CORPORATION



By: /s/ Richard R. Clark                         By: /s/ James Brill
   ----------------------                           --------------------------
Title:  President and CEO                        Title:  V.P
      -------------------                              -----------------------

                                   EXHIBIT A

                                FORM OF CONSENT


                                                           ________________ 1998

_____________________
_____________________
_____________________
_____________________

Gentlemen:

          We are writing to inform you that we have sold to AMP Incorporated, acting through its M/A-COM Division ("M/A-COM") our CDPD software, as we intend to exit such business and transfer all backlog from such business to M/A-COM. As a result, we are hereby notifying you of this situation and requesting your consent to our transfer to M/A-COM of our Agreement with you dated ______, all orders placed by you with us thereunder and __________ .

          In addition, M/A-COM, by its countersignature of this letter, has agreed to assume all of our obligations under all such Agreements.

          If the foregoing is acceptable to you, kindly execute three copies of this letter in the space set forth below. Please retain one for your files, please send one to us to the attention of __________ and please send one to M/A-COM at 1011 Pawtucket Boulevard, P.O. Box 3295, Lowell, MA 01853-3295 to the attention of Ms. Jean L. Ribeiro, Contracts Manager.

          Thank you very much for your consideration of this matter.

                                                Very truly yours,

                                                VERTEL CORPORATION

                                                ________________________

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMP Incorporated, acting through
its M/A-COM Division hereby agrees
to the foregoing assumption:

AMP Incorporated, acting through
its M/A-COM Division


By:__________________________

Title:_______________________

The foregoing is hereby accepted
and agreed to in its entirety:


By:__________________________

Title:_______________________

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  EXHIBIT A-1
                                  -----------

                          FORM OF __________  CONSENT


                                              _______, 1998

_____________________
_____________________
_____________________
_____________________

Gentlemen:

     ____________________ consent is requested to the assignment of a certain Software License Agreement between ____________ and Vertel Corporation ("Vertel") dated June 17, 1997 (the "Agreement") to M/A-COM, a Division of AMP Incorporated ("M/A-COM") together with all unfilled balances of obligations against orders placed with Vertel by _________ under the Agreement (the "Backlog"). M/A-COM is willing to assume all remaining obligations under the Agreement and all existing Backlog subject to ___________ consent and in accordance with the conditions as outlined below.

     1. _________________ consent shall automatically become effective only when Vertel and M/A-COM execute certain agreements between them with regard to the purchase of CDPA and mACT technology (the "Technology") as well as certain other assets including the Agreement and the Backlog by M/A-COM from Vertel (the "Transaction"). M/A-COM and Vertel shall notify ________________ on the date the Transaction is consummated by immediately returning a signed copy of this consent agreement. However, nothing contained herein shall be construed as requiring M/A-COM and Vertel to consummate that Transaction.

     2. Promptly upon the receipt of such notice to ___________ by M/A-COM as evidenced by a signed copy of this consent agreement, M/A-COM and ___________ shall undertake all good faith efforts to enter into an escrow agreement with _______________ with regard to the Technology in form and substance as required by the Agreement (the "Escrow").

     3. Commencing upon the date of the Transaction, ______________ shall pay any further royalties under the Agreement and remaining Backlog to M/A-COM separately and apart from the price of the radios M/A-COM sells to _______ under existing and future agreements and orders between ______________ and M/A-COM. __________ and M/A-COM shall also discuss the possibility of terminating the Agreement, but not the Escrow, at no cost or liability to either party and adding the existing royalty payments to the price of the radios upon the execution of such termination. ______________ shall owe no further payments to Vertel after the Transaction, other than with respect to those royalties accrued prior to the date of the Transaction.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     4. M/A-COM, by its countersignature of this consent agreement, agrees to all of the foregoing.

          If the foregoing is acceptable to you, please execute three copies of this Agreement in the space set forth below and return them to M/A-COM, a Division of AMP Incorporated, at 1011 Pawtucket Boulevard, P.O. Box 3295, Lowell, Massachusetts 01853, Attention of Jean L. Ribeiro, Contracts Manager.

          The foregoing is hereby accepted and agreed to in its entirety:


__________________________________


By:_______________________________

Title:____________________________

Date:_____________________________

VERTEL CORPORATION


By:_______________________________

Title:____________________________

Date:_____________________________

M/A-COM, A DIVISION OF AMP INCORPORATED


By:_______________________________

Title:____________________________

Date:_____________________________

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B
                                   ---------

                           ASSIGNMENT AND ASSUMPTION


     Vertel Corporation, a California corporation, having its principal place of business in Woodland Hills, California ("Assignor") in consideration of the payment of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by AMP, Incorporated, acting through its M/A-COM Division with a place of business in Lowell, Massachusetts ("Assignee"), does hereby assign, grant, sell, transfer, bargain, convey and deliver unto Assignee its entire right, title and interest and all of its rights, liabilities and obligations in and to the contracts listed in Attachment I attached hereto (collectively the "Contracts").

     Assignor hereby covenants to and with Assignee that said right, title and interest in the Contracts has not previously been sold, assigned or transferred and that Assignor is the lawful owner of said right, title and interest in the Contracts free from all liens, mortgages, security interests or encumbrances of any nature whatsoever, contingent or otherwise. Assignor hereby further covenants to and with Assignee that Assignor has obtained all necessary consents of third parties to the assignments granted herein.

     Assignee, in consideration of the payment of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by Assignor, hereby assumes all liabilities and obligations of Assignor under the Contracts.

     EXECUTED as an instrument under seal this _____ day of __________, 1998.


AMP INCORPORATED, Acting
through its M/A-COM Division                 VERTEL CORPORATION

By:________________________                  By:________________________
Title:_____________________                  Title:_____________________


     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ATTACHMENT I
                                 ------------

                                   CONTRACTS

          1.   A certain Reseller Agreement between Assignor and
________________ dated July 16, 1996, as amended September 16, 1997, together with the unfilled balance of obligation against orders placed with Assignor thereunder.

          2. A certain Agreement between ______________________ and Assignor dated March 15, 1996, as amended March 16, 1998, together with the unfilled balance of obligations against orders placed with Assignor thereunder.

          3. A certain Software License Agreement between Assignor and _______________________ dated June 17, 1997, together with the unfilled balance of obligations against orders placed with Assignor thereunder.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   AMENDMENT
                                   ---------

          Amendment dated October 9th, 1998 by and between AMP Incorporated, acting through its M/A-COM Division, a Pennsylvania corporation ("Buyer") and Vertel Corporation, a California corporation ("Seller").

          Buyer and Seller entered into a certain Agreement dated as of July 27, 1998 (the "Agreement"). Buyer and Seller desire to amend the Agreement in certain respects.

          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement and agree as follows:

          1. Delete the first sentence of Section 2.7.1 of the Agreement in its entirety and substitute therefor the following:

               Upon the execution of an agreement among Buyer, Seller and ________________________ dealing with when the assignment of the
               __________________ Agreement and the __________________ Backlog
               is to occur (the "Transfer Agreement"), or the completion and mutual agreement of the Attachment 1 list as described in the Transfer Agreement, whichever occurs later, Buyer shall pay Seller the sum of $500,000. Buyer shall pay Seller an additional $500,000 less $169,000 (representing advance payments made by __________ to Seller) for a net amount of $331,000 when Seller fulfills all of its remaining obligations under the Transfer Agreement or December 31, 1998 whichever occurs later. Buyer shall also withhold __________________ from the $331,000 until the earlier to occur of (a) Seller provides notice to Buyer from ____________ that all credits in favor of _____________________
               under Section 4.2 of the ___________________ Agreement have been liquidated, or (b) February 28,1999.

          2. In the event of any conflict, inconsistency or ambiguity between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall control and take precedence.

     ________ = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          3. Each individual executing this Amendment on behalf of a party hereto has the full right, power and authority to bind the party on whose behalf such individual is signing, as such individual is an authorized representative of such party acting within the full scope of such individual's authority.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals as of the date first written above.

AMP INCORPORATION, Acting
through its M/A-COM Division                 VERTEL CORPORATION

By: /s/ Richard P. Clark                     By:     /s/ Jeff Curtis
    -----------------------------                 -------------------------
        Richard P. Clark

Title:  President and CEO                    Title:  Vice President
                                                    -----------------------